Exhibit 10.20

AMENDMENT

TO

AMENDED AND RESTATED AIRCRAFT DRY LEASE AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED AIRCRAFT DRY LEASE AGREEMENT (“Amendment”) is made on February 12, 2015, by and among LENNAR AIRCRAFT I, LLC, a Delaware limited liability company (“Lessor”), STUART MILLER, solely in his capacity as Chief Executive Officer of Lennar Corporation (“Optional Payor”) and U.S. HOME CORPORATION, a Delaware corporation (“Lessee”).

BACKGROUND

WHEREAS, Lessor, Lessee and Optional Payor are parties to a certain Amended and Restated Aircraft Dry Lease Agreement dated as of December 1, 2008 (the “Agreement”) with respect to a certain Bombardier Inc. model CL-600-2B16 aircraft bearing manufacturer’s serial number 5607 and U.S. registration number N954L (pending change to N610L); and

WHEREAS, the parties desire to amend the Agreement in certain respects.

NOW, THEREFORE, in consideration for the sum of $1.00, the receipt and sufficiency of which are hereby acknowledged, and of the mutual promises contained herein, the parties hereto intending to be legally bound hereby agree as follows:

1.	Initial capitalized terms used herein but not otherwise defined herein shall have the meaning given to such terms in the Agreement.

2.	From and after the date hereof, the Agreement is hereby amended to remove Stuart Miller as a party thereto and all references to Stuart Miller and the term “Optional Payor” are hereby deleted. Notwithstanding the foregoing, to the extent that any obligations or liabilities to Stuart Miller have accrued prior to the date hereof, the same shall not be affected by this Amendment.

3.	Except as expressly amended hereby, all of the terms and conditions of the Agreement shall continue in full force and effect. Any reference in the Agreement (or in any document delivered in connection therewith) to the “Agreement” shall from and after the effective date hereof be deemed a reference to the Agreement as amended by this Amendment.

4.	This Amendment may be fully executed in two (2) or more counterparts by each of the parties hereto, such counterparts together constituting but one and the same instrument. Such counterparts may be exchanged via facsimile or other electronic transmission, any of which shall constitute a valid, original document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized representatives as of the date first above written.

Lessor:

LENNAR AIRCRAFT I, LLC

By:	/s/ Mark Sustana
Print:	Mark Sustana
Title:	Vice President

Lessee:

U.S. HOME CORPORATION

By:	/s/ Bruce Gross
Print:	Bruce Gross
Title:	Vice President

/s/ Stuart Miller
STUART MILLER
Chief Executive Officer
Lennar Corporation

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